UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2008

LIFE PARTNERS HOLDINGS, INC.
(Exact name of Registrant as Specified in its Charter)

Texas	0-7900	74-2962475
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

204 Woodhew Drive
Waco, Texas 76712
(Address of principal executive offices including Zip Code)

Registrant’s telephone number, including area code: (254) 751-7797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

Effective August 1, 2008, Eide Bailly LLP (“Eide Bailly”) acquired the practice of Murrell, Hall, McIntosh & Co. PLLP (“MHM”), Life Partners Holdings, Inc.’s (“LPHI”) independent registered public accounting firm. The acquisition was an asset purchase in which Eide Bailly acquired MHM’s operations and certain of the professional staff and partners of MHM joined Eide Bailly either as employees or partners of Eide Bailly and will continue to practice as members of Eide Bailly. On August 1, 2008, and concurrently with the resignation of MHM, the Company, through and with the Audit Committee of the Company’s Board of Directors, engaged Eide Bailly as its independent registered public accounting firm.

Prior to engaging Eide Bailly, the Company did not consult with Eide Bailly regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by Eide Bailly on the Company’s financial statements, and Eide Bailly did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

The reports of MHM on LPHI’s financial statements for the past two years ended February 29, 2008, and subsequent interim periods contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principle.

At no time did LPHI have any disagreements with MHM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MHM would have caused them to make reference thereto in their report on the financial statements for such year.

During the fiscal year ended February 29, 2008, and all subsequent interim periods and to August 1, 2008, the date of resignation, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

LPHI delivered a copy of this Form 8-K report to MHM on August 8, 2008, and requested that MHM furnish it with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether MHM agrees with the above statements. Attached hereto as Exhibit 16 is a copy of the letter of MHM to the SEC dated August 8, 2008.

During the fiscal year ended February 29, 2008 and to August 8, 2008, LPHI has not consulted with Eide Bailly on any items concerning the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on LPHI’s financial statements, or the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-K Item 304(a)(2)).

Item 9.01. Financial Statements and Exhibits.

Exhibit 16	Letter from Murrell, Hall, McIntosh & Co. PLLP to the Securities and Exchange Commission dated August 8, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2008

Life Partners Holdings, Inc.

By:	/s/ David M. Martin
David M. Martin
Principal Financial Officer

EXHIBIT INDEX

DESCRIPTION OF EXHIBIT

Number	Description	Page

16	Letter from Murrell, Hall, McIntosh & Co. PLLP to the Securities and Exchange Commission dated August 8, 2008	4